SECOND AMENDMENT
                               TO
                        CREDIT AGREEMENT

     THIS SECOND AMENDMENT TO CREDIT AGREEMENT (this "Amendment") dated as of November 15, 2002 is entered into by and among RYAN'S FAMILY STEAK HOUSES, INC., a South Carolina corporation (the "Parent"), RYAN'S FAMILY STEAK HOUSES EAST, INC., a Delaware corporation ("Ryan's East"; together with the Parent, the "Borrowers"), the Domestic Subsidiaries of the Parent identified as "Guarantors" on the signature pages hereto, the Lenders identified on the signature pages hereto and BANK OF AMERICA, N.A., as Administrative Agent for the Lenders (in such capacity, the "Administrative Agent"). Except as otherwise defined in this Amendment, terms defined in the Credit Agreement referred to below (as amended by this Amendment) are used as defined therein.

                            RECITALS

     WHEREAS, a $200 million credit facility has been established in favor of the Borrowers pursuant to that Credit Agreement (as amended, modified, supplemented and extended, the "Credit Agreement") dated as of January 28, 2000 among the Borrowers, the Guarantors, the Lenders identified therein, First Union National Bank (now known as Wachovia Bank, National Association), as Syndication Agent, Wachovia Bank, N.A. (now known as Wachovia Bank, National Association), as Documentation Agent, SunTrust
Bank, Atlanta, as Senior Managing Agent, and Bank of America, N.A., as Administrative Agent;

     WHEREAS,   the   Credit  Parties  have   requested   certain
modifications and amendments to the Credit Agreement; and

      WHEREAS, the Required Lenders have agreed to the requested modifications and amendments on the terms and conditions set forth herein;

     NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

     Section 1. Amendments. The Credit Agreement is hereby amended and modified in the following manner:

     1.1 Sale or Lease of Assets. Clause (e) of Section 8.5 is amended and restated in its entirety to read as follows:

          (e) the sale of up to eleven (11) stores in any fiscal year provided that (i) no Default or Event of Default exists before or after giving effect to any such sale, (ii) each such store is sold pursuant to the terms and conditions of an arms-length contract for fair market value and (iii) to the extent such dispositions permitted under this subclause (e) exceed $40,000,000 in the aggregate during the term of this Credit Agreement, the Revolving Committed Amount shall be immediately reduced by the amount by which such dispositions permitted by this subclause (e) exceed $40,000,000 in the aggregate during the term of this Credit Agreement.

      1.2  Restricted Payments.  The proviso at the end of clause
(b) of Section 8.8 is amended and restated in its entirety to read as follows:

     provided, that, the Parent may repurchase shares of its Capital Stock pursuant to the Share Repurchase Program in an amount not to exceed during the term of this Credit Agreement an aggregate amount equal to the sum of (i) $55 million plus (ii) an amount equal to 50% of Net Income for each fiscal quarter after September 29, 1999 so long as at the time of such repurchase and after giving effect thereto, no Default or Event of Default shall exist or be continuing.

      1.3 Capital Expenditures. Section 8.13 is amended and restated in its entirety to read as follows:

          8.13 Capital Expenditures.

          The Credit Parties will not permit Capital Expenditures
     (a) for the fiscal year ending January 1, 2003 to exceed $71,000,000 in the aggregate, (b) for the fiscal year ending December 31, 2003 to exceed $87,000,000 in the aggregate and
     (c) for the fiscal year ending December 29, 2004 to exceed $90,000,000 in the aggregate; provided, however, that up to $10,000,000 of the unused allowance for Capital Expenditures in any fiscal year, if not expended in the fiscal year for which it is permitted, may be carried over for expenditure in the immediate succeeding fiscal year; provided, further, that up to $10,000,000 of the unused allowance for the Parent's repurchase of its Capital Stock pursuant to the Share Repurchase Program as permitted by Section 8.8 may be expended in any fiscal year for Capital Expenditures in addition to the amounts permitted above.

     Section 2. Conditions Precedent. This Amendment shall become effective immediately upon receipt by the Administrative Agent of multiple counterparts of this Amendment, duly executed and delivered by each of the Credit Parties, the Required Lenders and the Administrative Agent.

     Section 3.     Miscellaneous.

      3.1 Reaffirmation of Representations and Warranties. The Credit Parties hereby affirm that the representations and warranties set forth in the Credit Agreement and the other Credit Documents are true and correct as of the date hereof (except such representations and warranties that expressly relate to an earlier period).

       3.2 Reaffirmation of Guaranty. Each Guarantor (i) acknowledges and consents to all of the terms and conditions of this Amendment, (ii) affirms all of its obligations under the Credit Documents and (iii) agrees that this Amendment and all documents executed in connection herewith do not operate to reduce or discharge such Guarantor's obligations under the Credit Agreement or the other Credit Documents.

      3.3 Reaffirmation of Liens. Each Credit Party affirms the liens and security interests created and granted by it in the Credit Documents and agrees that this Amendment shall in no manner adversely affect or impair such liens and security interests.

      3.4 No Other Changes. Except as modified hereby, all of the terms and provisions of the Credit Agreement and the other
Credit Documents (including schedules and exhibits thereto) shall remain in full force and effect.

      3.5 Counterparts. This Amendment may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and it shall not be necessary in making proof of this Amendment to produce or account for more than one such counterpart.

      3.6 Governing Law. This Amendment shall be deemed to be a contract made under, and for all purposes shall be construed in accordance with, the laws of the State of South Carolina.

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     IN  WITNESS  WHEREOF, each of the parties hereto has  caused this Amendment to be duly executed and delivered by its duly authorized officer as of the day and year first above written.

BORROWERS:               RYAN'S FAMILY STEAK HOUSES, INC.,
                    a South Carolina corporation

                    By:
                    Name: Fred T. Grant, Jr.
                    Title: Senior Vice President - Finance

                    RYAN'S FAMILY STEAK HOUSES EAST, INC.,
                    a Delaware corporation

                    By:
                    Name: Fred T. Grant, Jr.
                    Title: Treasurer

GUARANTORS:         BIG R PROCUREMENT COMPANY, LLC,
                    a Delaware limited liability company

                    By:  RYAN'S FAMILY STEAK HOUSES, INC.,
                         a South Carolina corporation, its sole
                         manager

                         By:
                         Name: Fred T. Grant, Jr.
                         Title: Senior Vice President - Finance

                    RYAN'S FAMILY STEAK HOUSES TLC, INC.,
                    a Delaware corporation

                    By:
                    Name: Fred T. Grant, Jr.
                    Title: Treasurer

                    RYAN'S PROPERTIES, INC.,
                    a Delaware corporation

                    By:
                    Name: Fred T. Grant, Jr.
                    Title: Treasurer

                    RYMARK HOLDINGS, INC.,
                    a Delaware corporation

                    By:
                    Name: Fred T. Grant, Jr.
                    Title: Treasurer

                    RYAN'S HOOSIER GROUP, LP,
                    a South Carolina limited partnership

                    By:  RYAN'S FAMILY STEAK HOUSES TLC, INC.,
                         a Delaware corporation, its sole general
partner

                         By:
                         Name: Fred T. Grant, Jr.
                         Title: Treasurer

LENDERS:            BANK OF AMERICA, N.A.,
                                        in its capacity as
                         Administrative Agent
                                        and individually as a
                         Lender

                    By:
                    Name:
                    Title:

                    WACHOVIA BANK, NATIONAL ASSOCIATION (formerly
                    First Union National Bank)

                    By:
                    Name:
                    Title:

                    WACHOVIA BANK, NATIONAL ASSOCIATION (formerly
                    Wachovia Bank, N.A.)

                    By:
                    Name:
                    Title:

                    SUNTRUST BANK, ATLANTA

                    By:
                    Name:
                    Title:

                    SOUTHTRUST BANK, N.A.

                    By:
                    Name:
                    Title:

                    HIBERNIA NATIONAL BANK

                    By:
                    Name:
                    Title:

                    FLEET NATIONAL BANK

                    By:
                    Name:
                    Title:

                    CAROLINA FIRST BANK

                    By:
                    Name:
                    Title: